NEWS RELEASE

FORWARD AIR CORPORATION REPORTS SECOND QUARTER 2020 RESULTS
Reports profitable income from operations and positive operating and free cash flow
Business rebounding from April impact of COVID-19,
with June continuing operations revenue and operating income above last year’s levels

GREENEVILLE, Tenn.- (BUSINESS WIRE) - July 30, 2020 - Forward Air Corporation (NASDAQ:FWRD) today reported financial results for the three and six months ended June 30, 2020 as presented in the tables below on a continuing operations basis (Pool Distribution is being reported as a discontinued operation).
Tom Schmitt, Chairman, President and CEO, commenting on the Company's second quarter results said, "I could not be more proud of our teams for stepping up in a huge way for our customers, bringing them back up from April lows in the toughest circumstances with record service levels.  By June our top and bottom lines were ahead of last year on a continuing operations basis and were comparable to last year when adjusted for one-time items."

Continuing Operations	Three months ended
(in thousands, except per share data)	June 30, 2020 [1]	June 30, 2019	Change	Percent Change
Operating revenue	$281,678	$302,887	$(21,209)	(7.0)%
Income from operations	$13,914	$29,070	$(15,156)	(52.1)%
Operating margin	4.9%	9.6%	(470) bps
Net income	$9,225	$21,244	$(12,019)	(56.6)%
Net income per diluted share	$0.33	$0.74	$(0.41)	(55.4)%
Cash provided by operating activities	$29,101	$25,715	$3,386	13.2%

Non-GAAP Financial Measures: [2]
EBITDA	$23,327	$38,296	$(14,969)	(39.1)%
Free cash flow	$17,806	$14,436	$3,370	23.3%
[1] Results for the three months ended June 30, 2020 include several non-recurring items including a $2.1 million gain from changes in fair value on an earn-out due to the timing of expected new business wins, partially offset by $1.0 million of severance and $0.7 million in reserves for customers negatively impacted by COVID-19.

2 EBITDA and free cash flow are non-GAAP financial measures and reconciliations of these non-GAAP financial measures are provided in the below financial tables.

Michael J. Morris, CFO, commenting on the Company’s third quarter 2020 guidance for continuing operations said “We expect third quarter year-on-year revenue growth to be 1% to 5% and net income per diluted share to be between $0.40 and $0.44.”

On July 21, 2020, our Board of Directors declared a quarterly cash dividend of $0.18 per share of common stock. The dividend is payable to shareholders of record at the close of business on August 20, 2020 and is expected to be paid on September 9, 2020. This quarterly dividend is made pursuant to a cash dividend policy approved by the Board of Directors, which anticipates a total annual dividend of $0.72 for the full year 2020, payable in quarterly increments of $0.18 per share of common stock. The actual declaration of future cash dividends, and the establishment of record and payment dates, is subject to final determination by the Board of Directors each quarter after its review of the Company’s financial performance and position.

On April 23, 2020, the Board approved a strategy to divest the Pool Distribution business (“Pool”). Accordingly, the results of operations and cash flows for Pool have been presented as discontinued operations and have been excluded from continuing operations in this release for all periods presented.  In addition, Pool assets and liabilities are reflected as “held for sale” on the Consolidated Balance Sheets in this release. For more information regarding Pool discontinued operations, please see the Company’s Form 10-Q for the quarter ended June 30, 2020 expected to be filed with the Securities and Exchange Commission (the “SEC”) on July 31, 2020.

Review of Financial Results
Forward Air will hold a conference call to discuss second quarter 2020 results on Friday, July 31, 2020 at 9:00 a.m. EDT. The Company’s conference call will be available online on the Investor Relations portion of the Company’s website at www.forwardaircorp.com, where investors can easily find or navigate to pertinent information about us, or by dialing (844) 767-5679, Access Code: 147112. A replay of the conference call will be available on the Investor Relations portion of the Company’s website at www.forwardaircorp.com beginning shortly after completion of the live call.

About Forward Air Corporation
Forward Air keeps your business moving forward by providing services within three business segments: Expedited Freight (provides expedited regional, inter-regional and national LTL services, including local pick-up and delivery, final mile, truckload, shipment consolidation and deconsolidation, warehousing, customs brokerage and other handling); Intermodal (provides first-and last-mile high-value drayage services both to and from seaports and railheads, dedicated contract and Container Freight Station warehouse and handling services); and Pool Distribution (provides high frequency handling and distribution of time sensitive product to numerous destinations within a specific geographic region). For more information, visit our website at www.forwardaircorp.com.

Forward Air Corporation
Consolidated Statements of Comprehensive Income
(Unaudited, in thousands, except per share data)

	Three months ended		Six months ended
	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
		(As Adjusted)		(As Adjusted)
Operating revenue:
Expedited Freight	$235,658	$253,286	$489,287	$478,944
Intermodal	46,428	50,539	98,888	104,654
Eliminations and other operations	(408)	(938)	(940)	(1,750)
Operating revenue	281,678	302,887	587,235	581,848
Operating expenses:
Purchased transportation	142,069	143,436	292,667	275,987
Salaries, wages and employee benefits	63,772	63,841	133,331	123,798
Operating leases	17,387	16,124	35,271	31,001
Depreciation and amortization	9,413	9,227	18,747	18,515
Insurance and claims	7,722	11,757	17,766	19,745
Fuel expense	2,519	4,467	6,532	8,582
Other operating expenses	24,882	24,965	53,234	51,448
Total operating expenses	267,764	273,817	557,548	529,076
Income (loss) from continuing operations:
Expedited Freight	11,753	28,187	26,933	49,093
Intermodal	4,413	5,245	8,126	11,426
Other operations	(2,252)	(4,362)	(5,372)	(7,747)
Income from continuing operations	13,914	29,070	29,687	52,772
Other expense:
Interest expense	(1,198)	(581)	(2,051)	(1,156)
Other, net	—	(1)	—	(2)
Total other expense	(1,198)	(582)	(2,051)	(1,158)
Income before income taxes	12,716	28,488	27,636	51,614
Income tax expense	3,491	7,244	6,995	12,683
Net income from continuing operations	9,225	21,244	20,641	38,931
(Loss) income from discontinued operations, net of tax	(6,071)	1,086	(9,112)	1,806
Net income and comprehensive income	$3,154	$22,330	$11,529	$40,737

Net income per share:
Basic net income (loss) per share:
Continuing operations	$0.33	$0.74	$0.72	$1.35
Discontinued operations	(0.22)	0.04	(0.31)	0.07
Net income per share	$0.11	$0.78	$0.41	$1.42

Diluted net income (loss) per share:
Continuing operations	$0.33	$0.74	$0.72	$1.35
Discontinued operations	(0.22)	0.04	(0.32)	0.06
Net income per share	$0.11	$0.78	$0.40	$1.41
Dividends per share:	$0.18	$0.18	$0.36	$0.36

Expedited Freight Segment Information
(In millions)
(Unaudited)

	Three months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2020 [1]	Revenue	2019	Revenue	Change	Change
			(As Adjusted)
Operating revenue:
Network [2]	$134.2	56.9%	$172.5	68.1%	$(38.3)	(22.2)%
Truckload	41.9	17.8	48.6	19.2	(6.7)	(13.8)
Final Mile	53.4	22.7	25.0	9.9	28.4	113.6
Other	6.2	2.6	7.2	2.8	(1.0)	(13.9)
Total operating revenue	235.7	100.0	253.3	100.0	(17.6)	(6.9)

Operating expenses:
Purchased transportation	127.5	54.1	125.8	49.7	1.7	1.4
Salaries, wages and employee benefits	50.5	21.4	50.9	20.1	(0.4)	(0.8)
Operating leases	13.3	5.6	12.1	4.8	1.2	9.9
Depreciation and amortization	6.7	2.8	7.5	3.0	(0.8)	(10.7)
Insurance and claims	5.7	2.4	6.6	2.6	(0.9)	(13.6)
Fuel expense	1.4	0.6	2.7	1.1	(1.3)	(48.1)
Other operating expenses	18.8	8.0	19.5	7.7	(0.7)	(3.6)
Total operating expenses	223.9	95.0	225.1	88.9	(1.2)	(0.5)
Income from operations	$11.8	5.0%	$28.2	11.1%	$(16.4)	(58.2)%

[1] Includes revenues and operating expenses from the acquisition of FSA and Linn Star, which were acquired in April 2019 and January 2020, respectively. FSA results are partially included in the prior period. Linn Star results are not included in the prior period.

[2] Network revenue is comprised of all revenue, including linehaul, pickup and/or delivery, and fuel surcharge revenue, excluding accessorial, Truckload and Final Mile revenue.

Expedited Freight Operating Statistics

	Three months ended
	June 30,	June 30,	Percent
	2020	2019	Change
		(As Adjusted)

Business days	64	64	—%

Tonnage [1,2]
Total pounds	522,031	626,748	(16.7)
Pounds per day	8,157	9,793	(16.7)

Shipments [1,2]
Total shipments	963	1,014	(5.0)
Shipments per day	15.0	15.8	(5.0)

Weight per shipment	542	618	(12.3)

Revenue per hundredweight [3]	$26.32	$27.39	(3.9)
Revenue per hundredweight, ex fuel [3]	$23.09	$22.91	0.8

Revenue per shipment [3]	$139	$171	(18.7)
Revenue per shipment, ex fuel [3]	$122	$144	(15.3)

Network revenue from door-to-door shipments as a percentage of network revenue [3,4]	49.9%	39.9%	25.1
Network gross margin [5]	50.6%	55.8%	(9.3)%

1 In thousands
[2] Excludes accessorial, full Truckload and Final Mile products
[3] Includes intercompany revenue between the Network and Truckload revenue streams
[4] Door-to-door shipments include all shipments with a pickup and/or delivery
[5] Network revenue less Network purchased transportation as a percentage of Network revenue

Intermodal Segment Information
(In millions)
(Unaudited)

	Three months ended
	June 30,	Percent of	June 30,	Percent of		Percent
	2020 [1]	Revenue	2019	Revenue	Change	Change
Operating revenue	$46.4	100.0%	$50.5	100.0%	$(4.1)	(8.1)%

Operating expenses:
Purchased transportation	14.9	32.1	18.2	36.0	(3.3)	(18.1)
Salaries, wages and employee benefits	11.7	25.2	12.4	24.6	(0.7)	(5.6)
Operating leases	4.0	8.6	4.0	7.9	—	—
Depreciation and amortization	2.6	5.6	1.8	3.6	0.8	44.4
Insurance and claims	1.8	3.9	1.7	3.4	0.1	5.9
Fuel expense	1.1	2.4	1.7	3.4	(0.6)	(35.3)
Other operating expenses	5.9	12.7	5.5	10.9	0.4	7.3
Total operating expenses	42.0	90.5	45.3	89.7	(3.3)	(7.3)
Income from operations	$4.4	9.5%	$5.2	10.3%	$(0.8)	(15.4)%

[1] Includes revenues and operating expenses from the acquisition of OST, which was acquired in July 2019 (and is not included in the prior period).

Intermodal Operating Statistics

	Three months ended
	June 30,	June 30,	Percent
	2020	2019	Change

Drayage shipments	68,974	76,074	(9.3)%
Drayage revenue per shipment	$556	$571	(2.6)
Number of locations	24	21	14.3%

Forward Air Corporation
Consolidated Balance Sheets
(In thousands)
(Unaudited)
	June 30, 2020	December 31, 2019
Assets
Current assets:
Cash and cash equivalents	$80,916	$64,749
Accounts receivable, net	130,759	136,214
Other current assets	23,745	20,403
Current assets held for sale	11,871	14,952
Total current assets	247,291	236,318

Property and equipment	381,834	373,571
Less accumulated depreciation and amortization	187,239	180,815
Total property and equipment, net	194,595	192,756
Operating lease right-of-use assets	123,925	105,170
Goodwill and other acquired intangibles:
Goodwill	240,933	215,699
Other acquired intangibles, net of accumulated amortization	148,452	124,857
Total goodwill and other acquired intangibles, net	389,385	340,556
Other assets	42,710	39,374
Noncurrent assets held for sale	74,593	76,704
Total assets	$1,072,499	$990,878

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$27,682	$25,411
Accrued expenses	48,041	44,154
Other current liabilities	3,784	5,318
Current portion of debt and finance lease obligations	1,445	1,421
Current portion of operating lease obligations	42,108	35,886
Current liabilities held for sale	23,792	24,974
Total current liabilities	146,852	137,164

Debt and finance lease obligations, less current portion	136,549	72,249
Operating lease obligations, less current portion	82,404	69,678
Other long-term liabilities	58,194	56,448
Deferred income taxes	45,883	41,214
Noncurrent liabilities held for sale	36,325	36,943

Shareholders’ equity:
Common stock	277	279
Additional paid-in capital	233,086	226,869
Retained earnings	332,929	350,034
Total shareholders’ equity	566,292	577,182
Total liabilities and shareholders’ equity	$1,072,499	$990,878

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Three months ended
	June 30, 2020	June 30, 2019
Operating activities:
Net income from continuing operations	$9,225	$21,244
Adjustments to reconcile net income of continuing operations to net cash provided by operating activities of continuing operations
Depreciation and amortization	9,413	9,227
Change in fair value of earn-out liability	(2,108)	—
Share-based compensation	2,429	3,045
Loss (gain) on disposal of property and equipment, net	75	(137)
Provision for loss on receivables	887	2
Provision for revenue adjustments	745	738
Deferred income tax expense	3,443	2,367
Changes in operating assets and liabilities
Accounts receivable	(61)	(6,566)
Prepaid expenses and other current assets	(493)	(7,371)
Income taxes	(1,962)	(6,599)
Accounts payable and accrued expenses	7,508	9,765
Net cash provided by operating activities of continuing operations	29,101	25,715

Investing activities:
Proceeds from disposal of property and equipment	268	624
Purchases of property and equipment	(11,563)	(11,903)
Acquisition of business, net of cash acquired	—	(27,000)
Other	—	6
Net cash used in investing activities of continuing operations	(11,295)	(38,273)

Financing activities:
Payments of finance lease obligations	(340)	(69)
Proceeds from senior credit facility	—	10,000
Payments on earn-out liability	(5,284)	—
Proceeds from exercise of stock options	—	448
Payments of cash dividends	(5,037)	(5,144)
Repurchase of common stock (repurchase program)	—	(24,436)
Proceeds from common stock issued under employee stock purchase plan	294	261
Cash settlement of share-based awards for tax withholdings	(614)	(49)
(Distributions to) contributions from subsidiary	(3,154)	4,159
Net cash used in financing activities from continuing operations	(14,135)	(14,830)
Net increase (decrease) in cash of continuing operations	3,671	(27,388)

Cash from discontinued operations:
Cash (used in) provided by operating activities of discontinued operations, net	(3,010)	4,523
Cash used in investing activities of discontinued operations, net	(144)	(364)
Cash provided by (used in) financing activities of discontinued operations, net	3,154	(4,159)
Net increase (decrease) in cash	3,671	(27,388)
Cash at beginning of period of continuing operations	77,245	42,165
Cash at beginning of period of discontinued operations/held for sale	—	—
Net increase (decrease) in cash	3,671	(27,388)
Less: cash at end of period of discontinued operations/held for sale	—	—
Cash at end of period of continuing operations	$80,916	$14,777

Forward Air Corporation
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)
	Six months ended
	June 30, 2020	June 30, 2019
Operating activities:
Net income from continuing operations	$20,641	$38,931
Adjustments to reconcile net income of continuing operations to net cash provided by operating activities of continuing operations
Depreciation and amortization	18,747	18,515
Change in fair value of earn-out liability	(2,702)	—
Share-based compensation	5,507	5,910
Loss (gain) on disposal of property and equipment, net	9	(218)
Provision for loss on receivables	688	635
Provision for revenue adjustments	1,787	1,277
Deferred income tax expense	4,668	3,290
Changes in operating assets and liabilities
Accounts receivable	2,979	(3,922)
Prepaid expenses and other current assets	312	(4,842)
Income taxes	(341)	(2,182)
Accounts payable and accrued expenses	7,634	6,876
Net cash provided by operating activities of continuing operations	59,929	64,270

Investing activities:
Proceeds from disposal of property and equipment	988	1,008
Purchases of property and equipment	(14,214)	(14,214)
Acquisition of business, net of cash acquired	(55,931)	(27,000)
Net cash used in investing activities of continuing operations	(69,157)	(40,206)

Financing activities:
Payments of finance lease obligations	(676)	(137)
Proceeds from senior credit facility	65,000	10,000
Payments on earn-out liability	(5,284)	—
Proceeds from exercise of stock options	—	1,278
Payments of cash dividends	(10,087)	(10,333)
Repurchase of common stock (repurchase program)	(15,259)	(38,617)
Proceeds from common stock issued under employee stock purchase plan	294	261
Cash settlement of share-based awards for tax withholdings	(3,286)	(2,770)
(Distributions to) contributions from subsidiary	(5,307)	5,374
Net cash provided by (used in) financing activities from continuing operations	25,395	(34,944)
Net increase (decrease) in cash of continuing operations	16,167	(10,880)

Cash from discontinued operations:
Cash (used in) provided by operating activities of discontinued operations, net	(4,672)	7,494
Cash used in investing activities of discontinued operations, net	(635)	(2,120)
Cash provided by (used in) financing activities of discontinued operations, net	5,307	(5,374)
Net increase (decrease) in cash	16,167	(10,880)
Cash at beginning of period of continuing operations	64,749	25,657
Cash at beginning of period of discontinued operations/held for sale	—	—
Net increase (decrease) in cash	16,167	(10,880)
Less: cash at end of period of discontinued operations/held for sale	—	—
Cash at end of period of continuing operations	$80,916	$14,777

Forward Air Corporation Reconciliation of U.S. GAAP and Non-GAAP Financial Measures

The Company reports its financial results in accordance with GAAP (also referred to herein as “reported”). However, the Company also uses “Non-GAAP financial measures” that are derived on the basis of methodologies other than in accordance with GAAP. Specifically, the Company believes that meaningful analysis of its financial performance requires an understanding of the factors underlying that performance, including an understanding of items that are non-operational. Management uses these non-GAAP financial measures in making financial, operating, compensation and planning decisions and in evaluating the Company’s performance.

For the three and six months ended June 30, 2020 and 2019, this press release contains the following non-GAAP financial measures: earnings before interest, taxes, depreciation and amortization (“EBITDA”) and free cash flow. All non-GAAP financial measures are presented on a continuing operations basis.

The Company believes that EBITDA from continuing operations improves comparability from period to period by removing the impact of its capital structure (interest and financing expenses), asset base (depreciation and amortization) and tax impacts as set out in the below tables. The Company believes that free cash flow from continuing operations is an important measure of its ability to repay maturing debt or fund other uses of capital that it believes will enhance stockholder value.

Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with GAAP. Non-GAAP financial information does not represent a comprehensive basis of accounting. As required by the Securities and Exchange Act of 1933 and the rules and regulations promulgated thereunder, the tables below present, for the periods indicated, a reconciliation of the Company's presented non-GAAP financial measures to the most directly comparable GAAP financial measures.

Forward Air Corporation
Reconciliation to U.S. GAAP
(In thousands)
(Unaudited)

	Three months ended		Six months ended
Continuing Operations	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net income (GAAP)	$9,225	$21,244	$20,641	$38,931
Interest expense	1,198	581	2,051	1,156
Income tax expense	3,491	7,244	6,995	12,683
Depreciation and amortization	9,413	9,227	18,747	18,515
EBITDA (Non-GAAP)	$23,327	$38,296	$48,434	$71,285

	Three months ended		Six months ended
Continuing Operations	June 30, 2020	June 30, 2019	June 30, 2020	June 30, 2019
Net cash provided by operating activities (GAAP)	$29,101	$25,715	$59,929	$64,270
Proceeds from disposal of property and equipment	268	624	988	1,008
Purchases of property and equipment	(11,563)	(11,903)	(14,214)	(14,214)
Free cash flow (Non-GAAP)	$17,806	$14,436	$46,703	$51,064

The following table summarizes supplemental guidance information that management believes to be useful.

Forward Air Corporation
Additional Guidance Data
(In thousands, except per share data)
(Unaudited)

Three months ended
Actual - Continuing Operations	June 30, 2020
Net income from continuing operations	$9,225
Income allocated to participating securities	(13)
Numerator for diluted income per share - net income	$9,212

Fully diluted share count	27,726
Diluted earnings per share from continuing operations	$0.33

Projected	Full year 2020
Projected continuing operations and consolidated tax rate	26.5%

Projected capital expenditures, net	$26,000

Projected	December 31, 2020
Projected year-end fully diluted share count	27,500

Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “strategy,” “future,” “likely,” “may,” “should,” “will” and similar references to future periods. Forward-looking statements included in this press release relate to expected impact of COVID-19, full year 2020 projected tax rate, share count, capital expenditures and the declaration of dividends.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. The following is a list of factors, among others, that could cause actual results to differ materially from those contemplated by the forward-looking statements: prolonged impact of COVID-19 and actions taken to mitigate those impacts, economic factors such as recessions, inflation, higher interest rates and downturns in customer business cycles, the creditworthiness of our customers and their ability to pay for services rendered, more limited liquidity than expected which limits our ability to make key investments, the availability and compensation of qualified independent owner-operators and freight handlers as well as contracted, third-party carriers needed to serve our customers’ transportation needs, the inability of our information systems to handle an increased volume of freight moving through our network, changes in fuel prices, our inability to maintain our historical growth rate because of a decreased volume of freight or decreased average revenue per pound of freight moving through our network, loss of a major customer, increasing competition and pricing pressure, our ability to secure terminal facilities in desirable locations at reasonable rates, our inability to successfully integrate acquisitions, claims for property damage, personal injuries or workers’ compensation, enforcement of and changes in governmental regulations, environmental and tax matters, insurance matters, the handling of hazardous materials and the risks described in our Annual Report on Form 10-K for the year ended December 31, 2019.

Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SOURCE: Forward Air Corporation

Forward Air Corporation
Michael J. Morris, 404-362-8933
mmorris@forwardair.com